PURCHASE AGREEMENT NUMBER PA-03746

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation, Ltd.

Relating to Boeing Model 777-300ER Aircraft

with

China Eastern Aviation Import & Export Corporation

as consenting party

CEA-PA-03746		PA Page 1

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES

Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE

1.	Aircraft Information Table
2.	Aircraft Information Table

EXHIBIT

A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

CEA-PA-03746		PA Page 2

BOEING PROPRIETARY

LETTER AGREEMENTS

LA-1107140	LA-Aircraft Minor Model Substitution

LA-1207798	LA-Aircraft Cross Model Substitution

LA-1107141	LA-Shareholder Approval

LA-1107142	LA-Boeing BFE Purchase

LA-1107144	LA-EULA Special Matters

LA-1107145	LA-Board Approval

LA-1107146	LA-Liquidated Damages Non-Excusable Delay

LA-1107147	LA-Loading of Customer Software

LA-1107148	LA-Open Configuration Matters

LA-1107149	LA-Performance Guarantees

LA-1107150	LA-Promotional Support

LA-1107151	LA-Spare Parts Initial Provisioning

LA-1107152	LA-Special Matters

LA-1207193	LA-Payment Matters

LA-1207194	LA-Cabin Systems Equipment

LA-1207195	LA-Customer Support Special Matters – Extra Training and Services

LA-1207196	LA-Escalation Capped Factors

LA-1207199	LA-Government Approval

LA-1207459	LA-Aircraft Trade-In Matters

CEA-PA-03746		PA Page 3

BOEING PROPRIETARY

Purchase Agreement No. PA-03746

between

The Boeing Company

and

China Eastern Airlines Corporation, Ltd.

This Purchase Agreement No. PA-03746 between The Boeing Company, a Delaware corporation, (Boeing) and China Eastern Airlines Corporation, Ltd., a China corporation, (Customer) relating to the purchase and sale of Model 777-300ER aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of March 7, 2001 between the parties, identified as AGTA-CEA (AGTA).

1.	Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 777-300ER aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 and Table 2 to the Purchase Agreement.

2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1 and Table 2. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.	Price.

3.1         Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and Table 2 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2         Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 and Table 2 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.	Payment.

4.1         Boeing acknowledges receipt of a deposit in the amount shown in Table 1 and Table 2 for each Aircraft (Deposit).

4.2         The standard advance payment schedule for the Model 777-300ER aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of *** less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1 and Table 2.

4.3        For any Aircraft whose scheduled month of delivery is less than *** from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

CEA-PA-03746	PA Page 4

BOEING PROPRIETARY

4.4           Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.	Additional Terms.

5.1         Aircraft Information Table. Table 1 and Table 2 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2         Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3         Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4         Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (Entitlements) assumes that at the time of delivery of Customer’s first Aircraft under the Purchase Agreement, Customer has not taken possession of a 777-300ER aircraft whether such 777-300ER aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. If prior to the delivery of Customer’s first Aircraft, Customer has taken possession of a 777-300ER aircraft, Boeing will revise the Entitlements to reflect the level of support normally provided by Boeing to operators already operating such aircraft. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of 777-300ER aircraft.

5.5         Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6         Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7         Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8         Negotiated Agreement: Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

CEA-PA-03746	PA Page 5

BOEING PROPRIETARY

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746		PA Page 6

BOEING PROPRIETARY

Table 1 To

Purchase Agreement No. 3746

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 777-300ER	***	Detail Specification:	***

Engine Model/Thrust: GE90-II5BLI	***	Airframe Price Base Year/Escalation Formula:	***

Airframe Price:	***	Engine Price Base Year/Escalation Formula:	***

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (ICI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Refundable Deposit/Aircraft at Proposal Accept:	***

		Escalation
Delivery	Number of	Factor
Date	Aircraft	(Airframe)	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior Delivery):
Sep-2014	1	***	***	***
Nov-2014	1	***	***	***
Dec-2014	1	***	***	***
Mar-2015	1	***	***	***
Jun-2015	1	***	***	***
Jul-2015	1	***	***	***
Aug-2015	1	***	***	***
Nov-2015	1	***	***	***
Feb-2016	1	***	***	***
Apr-2016	1	***	***	***
Jun-2016	1	***	***	***
Aug-2016	1	***	***	***
Oct-2016	1	***	***	***
Feb-2017	1	***	***	***

CEA- 58253-1F.TXT	BOEING PROPRIETARY	Page 1

Table 1 To
Purchase Agreement No. 3746
Aircraft Delivery, Description, Price and Advance Payments

		Escalation
Delivery	Number of	Factor
Dale	Aircraft	(Airframe)	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior Delivery):
Apr-2017	1	***	***	***

Total:	15

CEA- 58253-1F.TXT	BOEING PROPRIETARY	Page 2

Table 2 To
Purchase Agreement No. 3746
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 777-300ER	***	Detail Specification:	***

Engine Model/Thrust: GE90-II5BLI	***	Airframe Price Base Year/Escalation Formula:	***

Airframe Price:	***	Engine Price Base Year/Escalation Formula:	***

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (ICI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Refundable Deposit/Aircraft at Proposal Accept:	***

		Escalation
Delivery	Number of	Factor
Date	Aircraft	(Airframe)	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior Delivery):
Jun-2017	1	***	***	***
Feb-2018	1	***	***	***
Apr-2018	1	***	***	***
Jun-2018	1	***	***	***
Aug-2018	1	***	***	***
Total:	5

CEA- 58253-1F.TXT	BOEING PROPRIETARY	Page 1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation, Ltd.

Exhibit A to Purchase Agreement Number PA-03746

CEA-PA-03746-EXA		EXA Page 1
BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

Dated _____________

relating to

BOEING MODEL 777-300ER AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement CEA-PA-03746-LA-1107148 to the Purchase Agreement, entitled “Open Configuration Matters”.

CEA-PA-03746-EXA		EXA Page 2
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND

RESPONSIBILITIES

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation, Ltd.

Exhibit B to Purchase Agreement Number PA-03746

CEA-PA-03746-EXB
EXB Page 1
BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 777-300ER AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.          GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1          Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2          Certificate of Sanitary Construction.

1.2.1           U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2           Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3          Customs Documentation.

1.3.1           Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2           General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than *** all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

CEA-PA-03746-EXB
EXB Page 2
BOEING PROPRIETARY

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than *** prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3           Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.          Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.          NOTICE OF FLYAWAY CONFIGURATION.

Not later than *** prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)          the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)         the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)        any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)        a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)         a complete ferry flight itinerary.

4.          DELIVERY ACTIONS BY BOEING.

4.1           Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2           Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3           Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

CEA-PA-03746-EXB
EXB Page 3
BOEING PROPRIETARY

4.4           Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	***
747	***
757	***
767	***
777	***
787	***

4.5           Flight Crew and Passenger Consumables. ***

4.6           Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s sales subsidiary to Customer.

4.7           Delegation of Authority.     If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.          DELIVERY ACTIONS BY CUSTOMER.

5.1           Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2           Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3           Delegation of Authority.    Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4           TSA Waiver Approval.      Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5           Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

CEA-PA-03746-EXB
EXB Page 4
BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation, Ltd.

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03746

CEA-PA-03746-AE1
AE1 Page 1
BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 777-300ER AIRCRAFT

1.          Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

***

Where:

***

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 and Table 2 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (BLS Series ID CIU20232110000001), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the *** prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for ***

***

CEA-PA-03746-AE1
AE1 Page 2
BOEING PROPRIETARY

Where:

ICIb is the base year index (as set forth in Table 1 and Table 2 of this Purchase Agreement); and ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15),calculated as ***

Where:

***

Note:

(i)	***

(ii)	***

(iii)	***

(iv)	***

(iv)	***

(vi)	***

2.          Values to be Utilized in the Event of Unavailability.

2.1           If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within *** after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

CEA-PA-03746-AE1
AE1 Page 3
BOEING PROPRIETARY

2.2           Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3           In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4           If within *** of Aircraft delivery, the published index values are revised due to an acknowleded error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

CEA-PA-03746-AE1
AE1 Page 4
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

China Eastern Airlines Corporation, Ltd.

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-03746

CEA-PA-03746-BFE1
BFE1 Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-300ER AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.          Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	July 1, 2013

Galley Inserts	July 1, 2013

Seats (Suites)	June 1, 2012

Seats (F/C, B/C, Premium E/C)	January 2, 2013

Seats (Economy class)	June 1, 2013

Overhead & Audio System	November 1, 2013

In-Seat Video System	*****

Miscellaneous Emergency Equipment	July 1, 2013

****In-Flight Entertainment (IFE) In seat video system must be selected concurrent with the longest lead seat program.

2.          On-dock Dates and Other Information.

On or before January 2014, Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

CEA-PA-03746-BFE1
BFE1 Page 2
BOEING PROPRIETARY

	Preliminary BFE On-dock Dates for Planning Purposes Only
Scheduled Month of Delivery:	Qty	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material
Sep 2014	1	07/09/2014	07/07/2014	05/09/2014	07/07/2014	07/07/2014	07/07/2014	04/09/2014
Nov 2014	1	09/08/2014	09/04/2014	07/08/2014	09/04/2014	09/04/2014	09/04/2014	06/09/2014
Dec 2014	1	10/09/2014	10/07/2014	08/08/2014	10/07/2014	10/07/2014	10/07/2014	07/11/2014
Mar 2015	1	01/08/2015	01/06/2015	11/07/2014	01/06/2015	01/06/2015	01/06/2015	09/29/2014
Jun 2015	1	04/08/2015	04/06/2015	02/06/2015	04/06/2015	04/06/2015	04/06/2015	01/09/2015
Jul 2015	1	05/06/2015	05/02/2015	03/06/2015	05/02/2015	05/02/2015	05/02/2015	02/07/2014
Aug 2015	1	06/08/2015	06/04/2015	04/08/2015	06/04/2015	06/04/2015	06/04/2015	03/10/2015
Nov 2015	1	09/02/2015	08/31/2015	07/02/2015	08/31/2015	08/31/2015	08/31/2015	06/09/2015
Feb 2016	1	12/01/2015	11/30/2015	10/01/2015	11/30/2015	11/30/2015	11/30/2015	08/31/2015
Apr 2016	1	02/05/2016	02/03/2016	12/01/2015	02/03/2016	02/03/2016	02/03/2016	10/28/2015
Jun 2016	1	04/07/2016	04/05/2016	02/05/2016	04/05/2016	04/05/2016	04/05/2016	01/11/2016
Aug 2016	1	06/08/2016	06/06/2016	04/08/2016	06/06/2016	06/06/2016	06/06/2016	03/10/2016
Oct 2016	1	08/09/2016	06/06/2016	06/08/2016	06/06/2016	06/06/2016	06/06/2016	05/10/2016
Feb 2017	1	11/30/2016	11/28/2016	09/30/2016	11/28/2016	11/28/2016	11/28/2016	08/30/2016
Apr 2017	1	02/06/2017	02/02/2017	12/16/2016	02/02/2017	02/02/2017	02/02/2017	10/27/2016
Jun 2017	1	04/06/2017	04/04/2017	02/06/2017	04/04/2017	04/04/2017	04/04/2017	01/09/2017
Feb 2018	1	12/1/2017	11/29/2017	10/2/2017	11/29/2017	11/29/2017	11/29/2017	08/29/2017
Apr 2018	1	02/06/2018	02/02/2018	11/29/2017	02/02/2018	02/02/2018	02/02/2018	10/27/2017
Jun 2018	1	04/06/2018	04/04/2018	02/06/2018	04/04/2018	04/04/2018	04/04/2018	01/09/2018
Aug 2018	1	06/07/2018	06/05/2018	04/06/2018	06/05/2018	06/05/2018	06/05/2018	03/09/2018
Total A/C	20

CEA-PA-03746-BFE1		BFE1 Page 3
BOEING PROPRIETARY

3.          Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “international Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

CEA-PA-03746-BFE1
BFE1 Page 4
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Supplemental Exhibit CS1

to Purchase Agreement Number PA-03746

CEA-PA-03746-CS1
CS1 Page 1
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 777-300ER AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.          Maintenance Training.

1.1           ***

1.2           ***

1.3           ***

1.4           ***

1.5           ***

1.6           ***

1.7           ***

1.8           ***

1.9           ***

2.          Flight Training.

2.1           ***

2.2           ***

2.3           ***

2.4           ***

2.5           ***

CEA-PA-03746-CS1
CS1 Page 2
BOEING PROPRIETARY

2.6           Additional Flight Operations Services:

(i)	***

(ii)	***

(iii)	***

3.            Planning Assistance.

3.1          Maintenance Engineering.    Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1	Maintenance Planning Assistance. ***

3.1.2	ETOPS Maintenance Planning Assistance. ***

3.1.3	GSE/Shops/Tooling Consulting. ***

3.1.4	Maintenance Engineering Evaluation. ***

3.2          Spares.

(i)	Recommended Spares Parts List (RSPL). ***

(ii)	Illustrated Parts Catalog (IPC). ***

(iii)	Provisioning Training. ***

(iv)	Spares Provisioning Conference. ***

CEA-PA-03746-CS1
CS1 Page 3
BOEING PROPRIETARY

4.          Technical Data and Documents.

4.1           Flight Operations.

***

4.2           Maintenance.

***

4.3           Maintenance Planning.

***

4.4           Spares.

***

CEA-PA-03746-CS1
CS1 Page 4
BOEING PROPRIETARY

4.5           Facilities and Equipment Planning.

***

4.6           Supplier Technical Data.

***

CEA-PA-03746-CS1
CS1 Page 5
BOEING PROPRIETARY

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03746

CEA-PA-03746-EE1
EE1 Page 1
BOEING PROPRIETARY

ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 777-300ER AIRCRAFT

1.          ENGINE ESCALATION.

No separate engine escalation methodology is defined for the 777-300ER Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2.          ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from General Electric Company (GE) GE’s guarantee that GE will extend directly to Customer GE’s warranty, special guarantees and product support services (hereinafter collectively referred to as Warranty); subject, however, to Customer’s acceptance of the conditions set forth in the Warranty.

In consideration for Boeing’s having obtained GE’s guarantee to provide the Warranty directly to the Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. THE WARRANTY GE EXTENDS DIRECTLY TO CUSTOMER IS EXCLUSIVE, AND IS IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY.

CEA-PA-03746-EE1		EE1 Page 2
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

CHINA EASTERN AIRLINES CORPORATION, LTD.

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03746

CEA-PA-03746-SLP1
SLP1 Page
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 777-300ER AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03746.

1.          Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Leading edge device and trailing edge flap support system.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.          Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

CEA-PA-03746-SLP1
SLP1 Page 2
BOEING PROPRIETARY

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(v)	Main gear wheel well structure including pressure deck, bulkheads and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spars including stiffeners.

(iii)	Attachment fittings between vertical stabilizer and body.

(iv)	Inspar ribs.

(v)	Rudder hinges and supporting ribs, excluding bearings.

(vi)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vii)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spars including splices and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer splice fittings and pivot and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

(vii)	Elevator hinges and supporting ribs, excluding bearings.

CEA-PA-03746-SLP1
SLP1 Page 3
BOEING PROPRIETARY

5.	Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure.

(v)	For Aircraft equipped with General Electric or Pratt & Whitney engines only, the engine-mounted support fittings.

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder.

(iii)	Upper and lower side strut, including spindles and universals.

(iv)	Upper and lower drag strut, including spindles and universals.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bogie beam.

(ix)	Axles.

(x)	Steering crank arm.

(xi)	Steering rod.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collar.

(vi)	Torsion links.

(vii)	Actuator support beam and hanger.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

CEA-PA-03746-SLP1
SLP1 Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

CEA-PA-03746-LA-1107140

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Aircraft Minor Model Substitution

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 777-Freighter aircraft (Substitute Aircraft) in place of any Aircraft in Table 1 and Table 2, subject to the following terms and conditions:

1.	Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft no later than the first day of the month that is *** prior to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that a Substitute Aircraft has been previously certified and delivered to Customer.

2.	Boeing’s Production Capability.

2.1           Customer’s substitution right is conditioned upon Boeing having production capability for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Boeing will provide a written response to Customer within ten (10) business days of Customer’s notice of intent indicating whether or not Boeing’s production capability will support the scheduled delivery month.

2.2           If Boeing is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted, then within ten (10) business days of Customer’s notice of intent, Boeing shall make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

2.3           All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 3. below.

CEA-PA-03746-LA-1107140
Aircraft Minor Model Substitution		LA Page 1
BOEING PROPRIETARY

3.	Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within *** of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2. above.

4.	Price and Advance Payments.

4.1           The Airframe Price, Optional Features Price and, if applicable, Engine Price will be adjusted to Boeing’s and the engine manufacturer’s then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft. The escalation indices and methodology used to estimate the Advance Payment Base Price (APBP) will be adjusted to Boeing’s and the engine manufacturer’s then-current provisions for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.

4.2            If the APBP for any Substitute Aircraft is higher than the APBP of the Aircraft, Customer will pay to Boeing the amount of the difference in Advance Payments as of the date of execution of the definitive agreement for the Substitute Aircraft. If the APBP of the Substitute Aircraft is lower than the APBP of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due, at which time Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer’s exercise of the rights of substitution described herein.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CEA-PA-03746-LA-1107140 Aircraft Minor Model Substitution		LA Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1107140
Aircraft Minor Model Substitution		LA Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707

Seattle, WA 98124-2207

CEA-PA-03746-LA-1207798

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Aircraft Cross Model Substitution

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737, 747-8, 787-8 and 787-9 aircraft (Substitute Aircraft) in place of any Aircraft in Table 2 only, subject to the following terms and conditions:

1.	Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft no later than the first day of the month that is *** prior to the scheduled month of delivery of the Aircraft for which it will be substituted.

2.	Boeing’s Production Capability.

2.1          Customer’s substitution right is conditioned upon Boeing having production capability for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Boeing will provide a written response to Customer within *** of Customer’s notice of intent indicating whether or not Boeing’s production capability will support the scheduled delivery month.

2.2          If Boeing is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted, then within *** of Customer’s notice of intent, Boeing shall make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

2.3         All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary and quoted STAP (Subject to Available Position) until such time as the parties enter into a definitive agreement in accordance with paragraph 4. below. The Substitute Aircraft will be subject to production, lead time and customer introduction constraints.

CEA-PA-03746-LA-1207798
Aircraft Cross Model Substitution		LA Page 1
BOEING PROPRIETARY

3.	Equal Deal Value.

***

4.	Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within *** of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2. above.

5.	Price and Advance Payments.

5.1           The Airframe Price, Optional Features Price and, if applicable, Engine Price will be adjusted to Boeing’s and the engine manufacturer’s then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft. The escalation indices and methodology used to estimate the Advance Payment Base Price (APBP) will be adjusted to Boeing’s and the engine manufacturer’s then-current provisions for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.

5.2           The APBP for the total number of Substitute Aircraft will be higher than the APBP of the Table 2 Aircraft, and Customer will pay to Boeing the amount of the difference in Advance Payments as of the date of execution of the definitive agreement for the Substitute Aircraft.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CEA-PA-03746-LA-1207798
Aircraft Cross Model Substitution		LA Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1207798
Aircraft Cross Model Substitution		LA Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

CEA-PA-03746-LA-1107141

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Shareholder Approval

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Listing Matters.

***

2.	Shareholder Approval.

***

CEA-PA-03746-LA-1107141
Shareholder Approval		LA Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1107141
Shareholder Approval		LA Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

CEA-PA-03746-LA-1107142

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Boeing Purchase of Buyer Furnished Equipment

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer will sell to Boeing the Buyer Furnished Equipment (BFE) listed in the Annex to Exhibit A to this Letter Agreement under the terms and conditions set forth below.

1.            Customer will deliver to Boeing a bill of sale for the BFE conveying good title, free of any encumbrances, in the form of Exhibit A to this Letter Agreement (BFE Bill of Sale) immediately prior to delivery of the Aircraft.

2.            The BFE purchase price will be the amount stated on the BFE Bill of Sale applicable to the Aircraft and will be paid to Customer immediately after receipt by Boeing of the Aircraft Price balance and Aircraft delivery, at which time Boeing will deliver a bill of sale for the BFE to Customer at the time of payment in the form of Exhibit B to this Letter Agreement.

3.            Customer will pay to Boeing the amount of any taxes, duties or other charges of whatever nature imposed by any United States, Federal, State or local taxing authority, or any taxing authority outside the United States required to be paid by Boeing as a result of any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

4.            The purchase price of the Aircraft will be increased by the amount paid by Boeing for the BFE as shown on the applicable BFE Bill of Sale plus any amounts which are identified at the time of Aircraft delivery to be due to Boeing from Customer pursuant to the provisions of paragraph 3, above. The remainder of any charges due Boeing from Customer pursuant to paragraph 3 will be payable to Boeing upon demand.

5.            Customer will indemnify and hold harmless Boeing from and against all claims, suits, actions, liabilities, damages, costs and expenses for any actual or alleged infringement of any patent issued or equivalent right under the laws of any country arising out of or in any way connected with any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

CEA-PA-03746-LA-1107142
Boeing Purchase of BFE		LA Page 1
BOEING PROPRIETARY

6.           Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with the performance by Boeing of services or other obligations under this Letter Agreement and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing.

7.           Boeing makes no warranty other than warranty of such title to the BFE as has been transferred by Customer to Boeing pursuant to this Letter Agreement. The exclusion of liabilities and other provisions of the AGTA are applicable to this Letter Agreement.

8.           For the purposes of this Letter Agreement, the term “Boeing” includes The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their directors, officers, employees and agents.

CEA-PA-03746-LA-1107142
Boeing Purchase of BFE		LA Page 2
BOEING PROPRIETARY

Very Truly Yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1107142
Boeing Purchase of BFE		LA Page 3
BOEING PROPRIETARY

Exhibit A

FULL WARRANTY BILL OF SALE

China Eastern Airlines Corporation, Ltd. (Seller) in consideration of the promise of The Boeing Company (Buyer) to pay to Seller + U.S. Dollars ($+) hereby sells to Buyer the goods described in the Schedule of Equipment attached hereto (BFE). Such payment by Buyer will be made immediately after delivery to Seller of and payment for the Aircraft bearing Manufacturer’s Serial No. + on which the BFE is installed.

Seller warrants to Buyer that it has good title to the BFE free and clear of all liens, encumbrances and rights of others; and that it will warrant and defend such title against all claims and demands whatsoever.

This Full Warranty Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A. EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS PRINCIPLES.

China Eastern Airlines Corporation, Ltd.

By:

Date:

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

THE BOEING COMPANY

By:

CEA-PA-03746-LA-1107142
Boeing Purchase of BFE		LA Page 4

BOEING PROPRIETARY

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 777-300ER Aircraft bearing

Manufacturer’s Serial No. <MSN>

Document PED

Issued +

Revision of +

CEA-PA-03746-LA-1107142
Boeing Purchase of BFE		LA Page 5
BOEING PROPRIETARY

Exhibit B

BOEING BILL OF SALE

The Boeing Company (Seller) in consideration of the sum of $1.00 and other valuable consideration hereby sells to China Eastern Airlines Corporation, Ltd. (Buyer) the goods described in the Schedule of Equipment attached hereto (BFE).

Seller represents and warrants that it has such title to the BFE as was previously transferred to Seller by Buyer and that it hereby conveys such BFE and such title thereto to Buyer.

This Boeing Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS PRINCIPLES.

THE BOEING COMPANY

By:

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

China Eastern Airlines Corporation, Ltd.

By:

Date:

CEA-PA-03746-LA-1107142
Boeing Purchase of BFE		LA Page 6
BOEING PROPRIETARY

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 777-300ER Aircraft bearing

Manufacturer’s Serial No. <MSN>

Document PED

Issued +

Revision of +

CEA-PA-03746-LA-1107142
Boeing Purchase of BFE		LA Page 7
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

CEA-PA-03746-LA-1107144

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Special Matters relating to COTS Software and End User License Agreements

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Recitals

1.           Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).

2.           The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software. The EULA also requires each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

3.           Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

4.           Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

Agreement

1.           At delivery of the Aircraft, Boeing will furnish to Customer copies of all EULA’s applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULA’s.

2.           Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULA’s.

3.           In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULA’s, including without limitation the re-licensing of the software to Customer’s transferee and the flow down within such license of the further requirement that Customer’s transferee comply with and flow to other transferees the obligations of the EULA.

CEA-PA-03746-LA-1107144
EULA Special Matters		LA Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1107144
EULA Special Matters		LA Page 2
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

CEA-PA-03746-LA-1107145

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Board Approval

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Board Approval.

***

CEA-PA-03746-LA-1107145
Board Approval		LA Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1107145
Board Approval		LA Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-03746-LA-1107146

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Liquidated Damages – Non-Excusable Delay

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.	Liquidated Damages.

***

2.	Interest.

***

Such interest will be calculated on a simple interest basis and paid in full at actual delivery.

CEA-PA-03746-LA-1107146
Liquidated Damages Non-Excusable Delay	LA Page 1

BOEING PROPRIETARY

3.	Right of Termination.

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft exceeds *** (Non-Excusable Delay Period). After such Non-Excusable Delay Period, either party may terminate the Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other.

4.	Termination.

If the Purchase Agreement is terminated with respect to any Aircraft for a Non- Excusable Delay, Boeing will, in addition to paying Liquidated Damages and Interest as described above, promptly repay to Customer the entire principal amount of the advance payments received by Boeing for such Aircraft.

5.	Exclusive Remedies.

The Liquidated Damages and Interest payable in accordance with paragraphs 1 and 2 of this Letter Agreement, and Customer’s right to terminate pursuant to this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CEA-PA-03746-LA-1107146
Liquidated Damages Non-Excusable Delay	LA Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1107146
Liquidated Damages Non-Excusable Delay	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-03746-LA-1107147

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Loading of Customer Software

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.         Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft: (i) aircraft communications addressing and reporting system (ACARS), (ii) digital flight data acquisition unit (DFDAU), (iii) flight management system (FMS), (iv) cabin management system (CMS), (v) engine indication and crew alerting system (EICAS), (vi) airplane information management system (AIMS), (vii) satellite communications system (SATCOM), and (viii) In-Flight Entertainment (IFE).

2.         For all Software described in paragraph 1, above, other than Software to be installed in SATCOM and IFE, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery. If requested by Customer, Boeing will install such Software after the transfer to Customer of title to the Aircraft, but before fly away.

3.         The SATCOM Software is part of the configuration of the Aircraft and included in the type design. If requested by Customer, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.

4.         For IFE Software, if requested by Customer, Boeing will make the Aircraft accessible to Customer and Customer’s IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.

5.         All Software which is installed by Boeing other than the SATCOM Software will be subject to the following conditions:

(i)	Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

CEA-PA-03746-LA-1107147
Loading of Customer Software	LA Page 1

BOEING PROPRIETARY

(ii)	Customer and Boeing further agree that the installation of the Software is a service under Exhibit B, Customer Support Document, to the AGTA.

(iii)	Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance of the AGTA apply to the installation of the Software.

CEA-PA-03746-LA-1107147
Loading of Customer Software	LA Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1107147
Loading of Customer Software	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-03746-LA-1107148

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Open Configuration Matters

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Aircraft Configuration.

1.1        Initial Configuration. The initial configuration of Customer’s Model 777-300ER Aircraft has been defined by Boeing Model 777-300ER Detail Specification D019W005 Rev H dated August 31, 2011 as described in Article 1 and Exhibit A of the Purchase Agreement. Final configuration of the Aircraft will be completed as described in this Letter Agreement.

1.2        Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:

1.2.1        No later than *** prior to the first Aircraft’s scheduled delivery month, Boeing and Customer will discuss potential optional features.

1.2.2        Within *** after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

1.2.3        Customer will then have *** to accept or reject the optional features.

2.            Amendment of the Purchase Agreement. Within *** following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1        Changes applicable to the basic Model 777-300ER aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

CEA-PA-03746-LA-1107148
Open Configuration Matters	LA Page 1

BOEING PROPRIETARY

2.2        Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);

2.3        Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;

2.4        Changes to the Optional Features Prices, Aircraft Basic Price and Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 and Table 2 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and

2.5        Changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 and Table 2 of the Purchase Agreement for Seller Purchased Equipment (SPE) and the price of the SPE reflected in the Customer Configuration Changes.

3.            Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

3.1        Software. Additional provisions relating to software.

3.2        Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Aircraft.

CEA-PA-03746-LA-1107148
Open Configuration Matters	LA Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1107148
Open Configuration Matters	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-03746-LA-1107149

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer. Customer agrees to limit the remedy for non-compliance of any performance guarantee to the terms in Letter Agreement No. CEA-PA-03746-LA-1107146.

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CEA-PA-03746-LA-1107149
Performance Guarantees	LA Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION,
LTD.

By

Its

CHINA EASTERN AVIATION IMPORT &
EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1107149
Performance Guarantees	LA Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

MODEL 777-300ER PERFORMANCE GUARANTEES

FOR CHINA EASTERN AIRLINES CORPORATION, LTD.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER’S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A	SS 12-0114

BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 777-300ER Aircraft with a maximum takeoff weight of 775,000 pounds, a maximum landing weight of 554,000 pounds, and a maximum zero fuel weight of 524,000 pounds, and equipped with Boeing furnished GE90-115BL engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

The FAA approved takeoff field length at a gross weight at the start of the ground roll of 775,000 pounds, at a temperature of 86°F, at a sea level altitude, and using maximum takeoff thrust, shall not be more than the following guarantee value:

GUARANTEE:	10,600 Feet

2.2	Landing

The FAA approved landing field length at a gross weight of 554,000 pounds and at a sea level altitude, shall not be more than the following guarantee value:

GUARANTEE:	5,850 Feet

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of 6,725 nautical miles in still air (equivalent to a distance of 6,600 nautical miles with a 9 knot headwind, representative of a Shanghai to New York route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	102,670	Pounds
TOLERANCE:	-5,600	Pounds
GUARANTEE:	97,070	Pounds

Conditions and operating rules:

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A	SS12-0114

BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Fuel Density:	The fuel density is 6.5 pounds per gallon.

Takeoff:	The airport altitude is 10 feet.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to the recommended speed of 262 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at the recommended speed of 262 KCAS.

The Aircraft then accelerates at a rate of climb of 300 feet per minute to a climb speed of 320 KCAS.

The climb continues at 320 KCAS until 0.8223 Mach number is reached.

The climb continues at 0.8223 Mach number to the initial cruise altitude.

The temperature is ISA+5°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at 0.84 Mach number.

The initial cruise altitude is 29,000 feet.

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A	SS12-0114

BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+5°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 0.84 Mach number until 250 KCAS is reached.

The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is ISA+5°C during descent.

Approach Hold	The Aircraft holds for 9 minutes at the recommended holding speed at 1,500 feet above the destination airport altitude.

The temperature is ISA+5°C during hold.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 13 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Operational Empty Weight, OEW (Paragraph 2.6.3): 391,873 Pounds

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A	SS12-0114

BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

Taxi Out:

Fuel	1,400 Pounds

Takeoff and Climbout Maneuver:

Fuel	2,370 Pounds
Distance	5.1 Nautical Miles

Approach Hold

Fuel	2,020 Pounds

Approach and Landing Maneuver:

Fuel	540 Pounds

Taxi In (shall be consumed from the reserve fuel):

Fuel	1,050 Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 21,420 Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 10 percent of the trip time required to fly from a redispatch point 5,411 nautical miles from the airport of origin (based on a Winnipeg initial destination) to the final destination airport, starting at the end of the mission cruise and at a constant 0.84 Mach number, b) a missed approach and flight to a 200 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport at sea level.

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A	SS12-0114

BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

2.3.2	Mission Block Fuel

The block fuel for a stage length of 6,725 nautical miles in still air (equivalent to a distance of 6,600 nautical miles with a 9 knot headwind, representative of a Shanghai to New York route) with a 97,070 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	258,810	Pounds
TOLERANCE:	+6,450	Pounds
GUARANTEE:	265,260	Pounds

Conditions and operating rules are the same as Paragraph 2.3.1 except as follows:

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach hold, approach and landing maneuver, and taxi-in.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Operational Empty Weight, OEW
(Paragraph 2.3.6): 391,900 Pounds

Taxi Out:

Fuel	1,400 Pounds

Takeoff and Climbout Maneuver:

Fuel	2,330 Pounds
Distance	5. Nautical Miles

Approach Hold

Fuel	2,000 Pounds

Approach and Landing Maneuver:

Fuel	540 Pounds

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A	SS12-0114

 BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

Taxi In (shall be consumed from the reserve fuel):

Fuel	1,050 Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 21,240 Pounds

2.3.3	Mission Payload

The payload for a stage length of 7,058 nautical miles in still air (equivalent to a distance of 6,599 nautical miles with a 32 knot headwind, representative of a New York to Shanghai route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	93,860	Pounds
TOLERANCE:	-5,720	Pounds
GUARANTEE:	88,140	Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Fuel Density:	The fuel density is 6.7 pounds per gallon.

Take off:	The airport altitude is 13 feet.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to 262 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A	SS12-0114

 BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 262 KCAS.

The Aircraft then accelerates at a rate of climb of 300 feet per minute to a climb speed of 320 KCAS.

The climb continues at 320 KCAS until 0.8384 Mach number is reached.

The climb continues at 0.8384 Mach number to the initial cruise altitude.

The temperature is ISA+5°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at 0.84 Mach number.

The initial cruise altitude is 30,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ISA+5°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 0.84 Mach number until 250 KCAS is reached.

The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is ISA+5°C during descent.

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A	SS12-0114

 BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

Approach Hold	The Aircraft holds for 9 minutes at the recommended holding speed at 1,500 feet above the destination airport altitude.

The temperature is ISA+5°C during hold.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 10 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Operational Empty Weight, OEW (Paragraph 2.6.3): 391,873 Pounds

Taxi Out:

Fuel	1,400 Pounds

Takeoff and Climbout Maneuver:

Fuel	2,370 Pounds
Distance	5.1 Nautical Miles

Approach Hold

Fuel	1,990 Pounds

Approach and Landing Maneuver:

Fuel	540 Pounds

Taxi In (shall be consumed from the reserve fuel):

Fuel	1,050 Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 20,020 Pounds

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A	SS12-0114

 BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 10 percent of the trip time required to fly from a redispatch point 6,369 nautical miles from the airport of origin (based on a Shenyang initial destination) to the final destination airport, starting at the end of the mission cruise at a constant 0.84 Mach number, b) a missed approach and flight to a 200 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above the alternate airport at sea level.

2.3.4	Mission Block Fuel

The block fuel for a stage length of 7,058 nautical miles in still air (equivalent to a distance of 6,599 nautical miles with a 32 knot headwind, representative of a New York to Shanghai route) with a 88,148 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	268,830	Pounds
TOLERANCE:	+6,790	Pounds
GUARANTEE:	275,620	Pounds

Conditions	and operating rules are the same as Paragraph 2.3.3 except as follows:

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach hold, approach and landing maneuver, and taxi- in.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Operational Empty Weight, OEW
(Paragraph 2.3.6): 391,900 Pounds

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A		SS12-0114
BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

Taxi Out:
Fuel	1,400 Pounds

Takeoff and Climbout Maneuver:
Fuel	2,320 Pounds
Distance	4.9 Nautical Miles

Approach Hold
Fuel	1,970 Pounds

Approach and Landing Maneuver:
Fuel	540 Pounds

Taxi In (shall be consumed from the reserve fuel):
Fuel	1,050 Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 19,870 Pounds

2.3.5	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.6 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, 2.3.3, and 2.3.4.

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A		SS12-0114
BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

2.3.6 777-300ER Weight Summary - China Eastern

Pounds
Standard Model Specification MEW	337,200
Configuration Specification D019W005, Rev. H,
Dated August 31, 2011

365 (22 FC / 70 BC / 273 TC) Interior
GE90-115B Engines
702000 Lb. Maximum Taxi Weight
47890 USG Fuel Capacity

Changes for China Eastern:
Interior Change to 318 Passengers (4 FC / 56 CC / 258 YC ) *	12,907
Ref: LOPA-B7713174B
Selected MTW: 777000 1b	0
Engine Thrust Rating: GE90-115B	0
In-Flight Entertainment System (Non-Seat Mounted Equipt only)	1,000
In-Flight Overheat Pilot Rest (2 Berths and 2 Seats)	1,500
In-Flight Overhead Attendant Rest (8 berths)	2,460
Large Aft Cargo Door	955
Additional Customer Options Allowance	1,700

China Eastern Manufacturer’s Empty Weight (MEW)	357,722
Standard and Operational Items Allowance	34,151
(Paragraph 2.4.4)

China Eastern Operational Empty Weight (OEW)	391,873

	Quantity	Pounds	Pounds
* Seat Weight Included:			26,617

First Class Singles	4	1,840
Business Class Singles	56	12,320
Business Class Monuments	6	720
Economy Class Doubles	9	873
Economy Class Triples	44	5,896
Economy Class Quads	27	4,968

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A		SS12-0114
BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

2.3.7 Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				8,179
Unusable Fuel			344
Oil			161
Oxygen Equipment			91
Passenger Portable	13	91
Miscellaneous Equipment			74
First Aid Kits	4	12
Crash Axe	1	3
Megaphones	2	7
Flashlights	14	20
Smoke Goggles	4	1
Smoke Hoods	6	30
Fire Gloves	1	1
Galley Structure & Fixed Inserts			7,509
Operational Items Allowance				25,972
Crew and Crew Baggage			2,750
Flight Crew	2	340
Cabin Crew	14	1,960
Baggage	16	400
Flight Crew Briefcase	2	50
Catering Allowance: 2.5 Meal Service			10,856
First Class	4	552
Business Class	56	3,080
Economy Class	258	7,224
Passenger Service Equipment ( 318 @ 3 lb. ea.)			954
Potable Water - (296 USG)			2,477
Waste Tank Disinfectant			3
Emergency Equipment (Incl. Overwater Equip.)			2,612
Slide Rafts	10	2,166
Life Vests	336	439
Locator Transmitter	2	7
Cargo System			6,320
Pallets	8	2,320
Containers	20	4,000
Total Standard and Operational Items Allowance				34,151

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A		SS12-0114
BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification TBD, plus one percent.

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The guarantee payloads of Paragraph 2.3.1 and 2.3.3 and the specified payloads of Paragraph 2.3.2 and 2.3.4 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1)    Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)    The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 777-300ER Certification Basis regulations specified in the Type Certificate Data Sheet T00001SE, dated March 16, 2004.

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A		SS12-0114
BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 235 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 212 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.6 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 10,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 50 percent). The APU is turned off unless otherwise specified.

5.6	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 30 percent of the mean aerodynamic chord.

5.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound, unless otherwise specified.

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A		SS12-0114
BOEING PROPRIETARY

Attachment to Letter Agreement

No. CEA-PA-03746-LA-1107149

GE90-115BL Engines

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 777-300ER.

6.3	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

6.5	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

6.6	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. PA-3746
AERO-B-BBA4-M12-0206A		SS12-0114
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

CEA-PA-03746-LA-1107150

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Promotional Support

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.	Definitions.

1.1       Commitment Limit shall have the meaning set forth in Article 2, below.

1.2       Covered Aircraft shall mean those Aircraft identified on Table 1 and Table 2 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3       Performance Period shall mean the period beginning one (1) year before and ending one (1) year after the scheduled delivery month of the first Covered Aircraft.

1.4       Promotional Support shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5      Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

2.	Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed *** Aircraft delivered to Customer thereafter.

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BOEING PROPRIETARY

3.	Methods of Performance.

3.1      Subject to the Commitment Limit, Boeing will reimburse *** of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than twenty-four (24) months after the delivery of the first Covered Aircraft.

3.2      Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above.

3.3      In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.

4.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CEA-PA-03746-LA-1107150
Promotional Support-STD		LA Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1107150
Promotional Support-STD		LA Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

CEAPA-03746-LA-1107151

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Spare Parts Initial Provisioning

Reference:	a) Purchase Agreement No. 03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft), b) Customer Services General Terms Agreement No. 9P (CSGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.	Definitions.

1.1      Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2      Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE), engines and engine parts.

1.3      Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

2.	Phased Provisioning.

2.1      Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2      Initial Provisioning Meeting. On or about *** prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting were the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than *** the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

CEAPA-03746-LA-1107151
Spare Parts Initial Provisioning		LA Page 1
BOEING PROPRIETARY

2.3         Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about *** after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4         Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3.            Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1         Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2         Prices of Initial Provisioning Spare Parts.

3.2.1     Boeing Spare Parts. ***

3.2.2     Supplier Spare Parts. ***

3.3         QEC Kits, Standards kits, Raw Material Kits, Bulk Material Kits and Service Bulletin Kits. ***

CEA-PA-03746-LA-1107151
Spare Parts Initial Provisioning		LA Page 2
BOEING PROPRIETARY

***

4.           Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer’s anticipated needs in view of the scheduled deliveries of the Aircraft, Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5.          Substitution for Obsolete Spare Parts.

5.1        Obligation to Substitute Pre-Delivery. ***

5.2        Delivery of Obsolete Spare and Substitutes. ***

6.          Repurchase of Provisioning Items.

6.1        Obligation to Repurchase. ***

CEA-PA-03746-LA-1107151
Spare Parts Initial Provisioning		LA Page 3
BOEING PROPRIETARY

6.2        Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer’s modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer’s operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

6.3        Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer’s notification, Boeing will advise Customer in writing when Boeing’s review of such summary will be completed.

6.4        Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer’s detailed summary is not eligible for return. Boeing’s MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5        Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to one hundred percent (100%) of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing’s twelve percent (12%) handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6        Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7.           Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

CEA-PA-03746-LA-1107151
Spare Parts Initial Provisioning		LA Page 4
BOEING PROPRIETARY

8.          Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9.          Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

CEA-PA-03746-LA-1107151
Spare Parts Initial Provisioning		LA Page 5
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION,
LTD.

By

Its

CHINA EASTERN AVIATION IMPORT &
EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1107151
Spare Parts Initial Provisioning		LA Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-03746-LA-1107152

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.           Credit Memoranda.

1.1           ***

1.2           ***

1.3           ***

1.4           ***

1.5           ***

1.6           ***

1.7           ***

CEA-PA-03746-LA-1107152
Special Matters		LA Page 1
BOEING PROPRIETARY

1.8           ***

1.9           ***

1.10         ***

2.           Escalation of Credit Memoranda.

***

3.           Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.           Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CEA-PA-03746-LA-1107152
Special Matters		LA Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION,
LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1107152
Special Matters		LA Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-03746-LA-1207193

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Payment Matters

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.           Advance Payments for the Aircraft.

1.1.          Agreed Deferral. It is understood that Customer’s ability to make advance payments described in Article 4.2 of the Purchase Agreement may be impacted due to monetary issues, therefore Boeing agrees that all advance payments due on the effective date of the Purchase Agreement, as specified in Article 4.2, and those that shall become due during the time from the effective date and deferred due date, may be deferred without interest until ten business days after the effective date of the Purchase Agreement, by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

1.2.          Advance Payment Invoices. Boeing will provide invoices to Customer for all advance payments due pursuant to Article 4.2 of the Purchase Agreement, at least *** prior to the due date thereof.

2.           Payment at Aircraft Delivery.

Pursuant to Article 4.4 of the Purchase Agreement, Customer will pay the balance of the Aircraft Price of each Aircraft at delivery. Boeing will provide the invoices for such payment at least *** prior to Aircraft delivery.

3.           Rescheduling Aircraft.

In the event that Customer is not able to make the advance payments described above by the tenth business day after the effective date of the Purchase Agreement, Boeing may reschedule ***

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BOEING PROPRIETARY

4.           Effect of Aircraft Rescheduling.

If Boeing reschedules any or all of the Aircraft pursuant to the provisions of 3. above, the Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within *** is given.

5.           Default Interest.

If Boeing does not reschedule any or all of the Aircraft pursuant to the provisions of 3. above, and Customer has not brought the advance payments current, Customer agrees to compensate Boeing for the delayed payment of the advance payments described above, and those that shall become due after the tenth business day. Such compensation will be computed on the unpaid advance payment amount, starting from the eleventh business day after the effective date of the Purchase Agreement, or from the date that any additional advance payments become due, until such date as payments are received by Boeing. The agreed rate of interest shall be *** as published on the first business day of each month in the Wall Street Journal.

6.           Alternative Methodology.

In the event that circumstances described in paragraph 5. above occur, Customer and Boeing agree that Customer may exercise an alternative method of compensation to Boeing. Such alternative method is described below.

6.1.      Dollar Day Principal. ***

6.2.      Default Procedure. ***

7.           Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

CEA-PA-03746-LA-1207193
Payment Matters		LA Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1207193
Payment Matters		LA Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

CEA-PA-03746-LA-1207194

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Installation of Cabin Systems Equipment

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd.

(Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft the in-flight entertainment and cabin communications systems (IFE/CCS) described in Attachment A to this Letter Agreement.

Because of the complexity of the IFE/CCS, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the IFE/CCS at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of project manager (Project Manager) as set forth in Attachment B.

1.	Responsibilities.

1.1	Customer will:

1.1.1    provide Customer’s IFE/CCS system requirements to Boeing;

1.1.2    select the IFE/CCS suppliers (Suppliers) from among those suppliers identified in the Option(s) listed in Attachment A to this Letter Agreement, on or before Jan 2, 2013, or as otherwise formally offered by Boeing;

1.1.3    promptly after selecting Suppliers, participate with Boeing in meetings with Suppliers to ensure that Supplier’s functional system specifications meet Customer’s and Boeing’s respective requirements. Such functional systems specifications define functionality to which Boeing will test prior to delivery but is not a guarantee of functionality at delivery;

1.1.4    select Supplier part numbers;

1.1.5    negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

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BOEING PROPRIETARY

1.1.6    provide pricing information for part numbers selected above to Boeing by a mutually selected date;

1.1.7    negotiate and obtain agreements with any required service providers; and

1.1.8    include in Customer’s contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement. This bonded stores agreement will set forth the procedures concerning the use, handling and storage for the Boeing owned IFE/CCS equipment during the time such equipment is under the seat supplier’s control.

1.2	Boeing will;

1.2.1    perform the Project Manager functions stated in Attachment B;

1.2.2    provide Aircraft interface requirements to Suppliers;

1.2.3    assist Suppliers in the development of their IFE/CCS system specifications and approve such specifications;

1.2.4    negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other special business arrangements) and enter into contracts with Suppliers and manage such contracts for the IFE/CCS;

1.2.5    coordinate the resolution of technical issues with Suppliers;

1.2.6    ensure that at time of Aircraft delivery the IFE/CCS configuration meets the requirements of the Option(s) contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

1.2.7    obtain FAA certification of the Aircraft with the IFE/CCS installed therein.

2.	Software.

IFE/CCS systems may contain software of the following two types:

2.1         Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

2.2         Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

2.2.1 Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Boeing will not perform the functions and obligations described in paragraph 1.2 above, nor the Project Manager’s functions described in Attachment B, for Customer’s Software.

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BOEING PROPRIETARY

2.2.2    The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

2.2.3    Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

2.2.4    Boeing will not be responsible for obtaining FAA certification for Customer’s Software.

3.	Changes.

3.1         After Boeing and Supplier have entered into a contract for the purchase of the IFE/CCS, changes to such contract may only be made by Boeing. Any Customer request for changes to the IFE/CCS specification after the Boeing/Supplier contract has been signed must be made in writing directly to Boeing. Boeing shall respond to such request by Customer in a timely manner. If such change is technically feasible and Boeing has the resources and time to incorporate such change, then Boeing shall negotiate with the Supplier to incorporate such change into the contract for the IFE/CCS. Any Supplier price increase resulting from such a change will be negotiated between Customer and Supplier.

3.2         Boeing and Customer recognize that the developmental nature of the IFE/CCS may require changes to the IFE/CCS or the Aircraft in order to ensure (i) compatibility of the IFE/CCS with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the IFE/CCS installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within fifteen (15) days after such notification Customer and Boeing through negotiations cannot mutually agree on the incorporation of any such change or alternate course of action, then the remedies available to Boeing in Paragraph 6 shall apply.

3.3         The incorporation into the Aircraft of any mutually agreed change to the IFE/CCS may result in Boeing adjusting the price of the Option(s) contained in Attachment A to this Letter Agreement.

3.4         Boeing’s obligation to obtain FAA certification of the Aircraft with the IFE/CCS installed is limited to the IFE/CCS as described in Attachment A, as Attachment A may be amended from time to time.

4.	Supplier Defaults.

Boeing shall notify Customer in a timely manner in the event of a default by a Supplier under the Supplier’s contract with Boeing. Within fifteen (15) days of Customer’s receipt of such notification, Boeing and Customer shall agree through negotiations on an alternative Supplier or other course of action. If Boeing and Customer are unable to agree on an alternative Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 shall apply.

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BOEING PROPRIETARY

5.	Exhibits B and C to the AGTA.

IFE/CCS is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

6.	Boeing’s Remedies.

If Customer does not comply with any of its obligations set forth herein, Boeing may:

6.1         delay delivery of the Aircraft; or

6.2         deliver the Aircraft without part or all of the IFE/CCS installed, or with part or all of the IFE/CCS inoperative;

6.3         increase the Aircraft Price by the amount of Boeing’s additional costs attributable to such noncompliance.

7.	Advance Payments.

7.1         Estimated Price for the IFE/CCS. An estimated price for the IFE/CCS purchased by Boeing will be included in the Aircraft Advance Payment Base Price to establish the advance payments for each Aircraft and shown in Table 1 and Table 2.

7.2         Aircraft Price. The Aircraft Price will include the actual IFE/CCS prices and any associated transportation costs charged Boeing by Suppliers.

8.	Customer’s Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any IFE/CCS, or in the installation thereof or in the provision of services hereunder, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the IFE/CCS.

9.	Title and Risk of Loss.

Title and risk of loss of IFE/CCS equipment will remain with Boeing until the Aircraft title is transferred to Customer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1207194
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BOEING PROPRIETARY

Attachment A
Cabin Systems Equipment

The following Option(s) describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be IFE/CCS. Each such Option is fully described in Option Document /document number/ as described in Exhibit A to the Purchase Agreement. Final configuration will be based on Customer acceptance of any or all Options listed below.

Option Request Number and Title

2300CHXXXX

CABIN ENTERTAINMENT AND...

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BOEING PROPRIETARY

Attachment B
Project Manager

This Attachment B describes the functions that Boeing will perform as Project Manager to support (i) the development and integration of the IFE/CCS and (ii) the FAA certification of the IFE/CCS when installed on the Aircraft.

10.	Project Management.

Boeing will perform the following functions for the IFE/CCS. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing’s reasonable opinion do not significantly affect form, fit, function, cost or aesthetics. Boeing will be responsible for:

(i)	managing the development of all program schedules;

(ii)	evaluating and approving Supplier’s program management and developmental plans;

(iii)	defining program metrics and status requirements;

(iv)	scheduling and conducting program status reviews;

(v)	scheduling and conducting design and schedule reviews with Customer and Suppliers;

(vi)	monitoring compliance with schedules;

(vii)	evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer;

(viii)	leading the development of a joint IFE/CCS project management plan (Program Plan) and;

(ix)	managing the joint development of the System Specification.

11.	System Integration.

Boeing’s performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:

(i)	As required, assist Suppliers in defining their system specifications for the IFE/CCS, approve such specifications and develop an overall system functional specification;

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BOEING PROPRIETARY

(ii)	Coordinate Boeing, Customer and Supplier teams to ensure sufficient Supplier and Supplier sub system testing and an overall cabin system acceptance test are included in the Program Plan; and

(iii)	Organize and conduct technical coordination meetings with Customer and Suppliers to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

12.	Seat Integration.

(i)	Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document Nos. D6-36230, “Passenger Seat Design and Installation”; D6-36238, “Passenger Seat Structural Design and Interface Criteria”; D222W232, “Seat Wiring and Control Requirements”; and D222W013-4, “Seat Assembly Functional Test Plan”.

(ii)	The Suppliers will be required to coordinate integration testing and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing.

(iii)	The Suppliers will assist the seat suppliers in the preparation of seat assembly functional test plans.

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BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

CEA-PA-03746-LA-1207195

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Customer Support Special Matters - Extra Training and Services

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.0       Maintenance Training: In addition to the Maintenance Training provided within Supplemental Exhibit CS1, Boeing will provide the following additional:

1.1       ***

1.2       ***

1.3       ***

1.4       ***

1.5       ***

1.6       ***

1.7       ***

1.8       ***

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BOEING PROPRIETARY

2.0	Flight Training: In addition to the Flight Training provided within Supplemental Exhibit CS1, Boeing will provide the following:

2.1	***

2.2	***

2.3	***

2.4	***

3.0        Performance Engineering Training: In addition to CEA participation in regularly scheduled courses per Supplemental Exhibit CS1 Paragraph 2.4, Boeing will provide ***

4.0        Maintenance Training System: Boeing will provide ***

5.0        Digital Tools Fund Credit Memorandum: At the time of delivery of the first 777-***

6.0        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

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BOEING PROPRIETARY

7.0        Confidential Treatment

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1207195
Customer Services Matters	LA Page 4

BOEING PROPRIETARY

CEA-PA-03746-LA-1207196

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Escalation Capped Factors

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Capped Escalation.

1.1        Boeing will cap the Escalation Adjustment for the Airframe Price and Optional Features Prices of each Aircraft for the Aircraft delivery positions set forth in Table 1 and Table 2 (Capped Period), in accordance with the terms of this Letter Agreement.

1.2        ***

2.	Determining Escalation for Aircraft Delivering Within the Capped Period.

2.1        For Aircraft delivering within the Capped Period, Boeing will, at time of Aircraft delivery, calculate the Escalation Adjustment of the Airframe Price and Optional Features Prices using (i) actual indices in accordance with the provisions of Supplemental Exhibit AE1 to the Purchase Agreement (Standard Escalation Formula) and (ii) the Capped Factor. The final Aircraft Price will include the escalated Airframe Price and Optional Features Prices utilizing the Standard Escalation Formula or the Capped Factor, whichever is less.

2.2        In the event any Aircraft scheduled to deliver within the Capped Period delivers after the Capped Period, in addition to any other applicable terms and/or conditions set forth in the Purchase Agreement, the Escalation Adjustment for the Airframe Price and Optional Features Prices will be calculated in accordance with the Standard Escalation Formula or the Standard Escalation Formula, as modified in paragraph 3 below (which will utilize the Capped Factor for the last month of the Capped Period), whichever is less.

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BOEING PROPRIETARY

3.	Effect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

4.	Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the firm Aircraft set forth in Table 1 and Table 2 of the Purchase Agreement as of the execution date of this Letter Agreement.

5.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to an Aircraft set forth in Table 1 and Table 2 as of the date of this Letter Agreement, shall be calculated using the escalation methodology established in this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CEA-PA-03746-LA-1207196
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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1207196
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BOEING PROPRIETARY

Attachment A to Letter Agreement CEA-PA-03746-LA-1207196

Airframe Price Base Year: 2011

Jan-14	***	Jun-17	***
Feb-14	***	Jul-17	***
Mar-14	***	Aug-17	***
Apr-14	***	Sep-17	***
May-14	***	Oct-17	***
Jun-14	***	Nov-17	***
Jul-14	***	Dec-17	***
Aug-14	***	Jan-18	***
Sep-14	***	Feb-18	***
Oct-14	***	Mar-18	***
Nov-14	***	Apr-18	***
Dec-14	***	May-18	***
Jan-15	***	Jun-18	***
Feb-15	***	Jul-18	***
Mar-15	***	Aug-18	***
Apr-15	***	Sep-18	***
May-15	***	Oct-18	***
Jun-15	***	Nov-18	***
Jul-15	***	Dec-18	***
Aug-15	***
Sep-15	***
Oct-15	***
Nov-15	***
Dec-15	***
Jan-16	***
Feb-16	***
Mar-16	***
Apr-16	***
May-16	***
Jun-16	***
Jul-16	***
Aug-16	***
Sep-16	***
Oct-16	***
Nov-16	***
Dec-16	***
Jan-17	***
Feb-17	***
Mar-17	***
Apr-17	***
May-17	***

CEA-PA-03746-LA-1207196
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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-03746-LA-1207199

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Government Approval

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Government Approval.

***

2.	Flexibility.

***

2.1        Reschedule Aircraft. Boeing may reschedule any or all of the Aircraft. Boeing ***

The following terms shall apply to the rescheduled Delivery Period Aircraft.

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BOEING PROPRIETARY

2.1.1.	***

2.1.2.	***

2.1.3.	***

2.1.4.	***

2.2.        Terminate Aircraft. Boeing may terminate the Aircraft by providing Customer with written notice of such termination and shall promptly return to Customer, ***

3.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees, officers and advisors of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing

CEA-PA-03746-LA-1207199
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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1207199
Government Approval	LA Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CEA-PA-03746-LA-1207459

China Eastern Airlines Corporation, Ltd.

2550 Hongqiao Road

SHANGHAI 200335

PEOPLE’S REPUBLIC OF CHINA

Subject:	Aircraft Trade-In Matters

Reference:	Purchase Agreement No. PA-03746 (Purchase Agreement) between The Boeing Company (Boeing) and China Eastern Airlines Corporation, Ltd. (Customer) relating to Model 777-300ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Purchase of Used Model A340-642 Aircraft.

***

Table 1.

Used	Manufacturer			Used Aircraft
Aircraft	Serial	Used Aircraft	Aircraft Delivery	Trade-In Delivery
Model	Number	Build Year	Date	Date

A340-642	468	June 2003	September 2014	November 26, 2014

A340-642	488	August 2003	November 2014	January 29, 2015

A340-642	514	October 2003	December 2014	March 31, 2015

A340-642	577	June 2004	March 2015	May 28, 2015

A340-642	586	July 2004	June 2015	July 30, 2015

2.	Used Aircraft Acquisition Agreement.

Boeing and Customer agree to enter into a used aircraft acquisition agreement that will include the provisions contained in Boeing’s standard form acquisition agreement and any additional mutually agreed terms and conditions (the “Acquisition Agreement”). Boeing’s purchase of the Used Aircraft shall be in accordance with the provisions of the Acquisition Agreement, and subject to the Used Aircraft complying with the specified return conditions as set forth in the Acquisition Agreement. Customer agrees to execute an Acquisition Agreement for the Used Aircraft with Boeing at time of execution of this Letter Agreement. If such Acquisition Agreement is not executed within such time period, Boeing shall not be obligated to purchase the Used Aircraft.

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BOEING PROPRIETARY

3.	Trade-In Delivery and Title Transfer.

The trade-in delivery and title transfer of such Used Aircraft shall be delivered on the date specified in the Acquisition Agreement (the “Trade-In Date”). Customer shall ensure that the Used Aircraft meets the return conditions described in the Acquisition Agreement at the time of the Trade-in Date. If such conditions cannot be met, at Boeing’s sole discretion, either the Trade-In Price shall be reduced by a mutually agreed to amount or Boeing shall be relieved of its obligation to purchase such Used Aircraft.

4.	Price.

4.1	***

Table 2.

Used Aircraft	Manufacturer
Model	Serial Number	Trade-In Price	Year
A340-642	468	***	***
A340-642	488	***	***
A340-642	514	***	***
A340-642	577	***	***
A340-642	586	***	***

4.2	***

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BOEING PROPRIETARY

5.	Trade-In Delivery Conditions.

Boeing’s purchase of the Used Aircraft is subject to the Used Aircraft complying with the specified trade-in delivery conditions set forth in the Acquisition Agreement.

6.	Notice of Election to Sell.

Upon execution of the Acquisition Agreement, Seller elects to sell the Used Aircraft to Boeing (Election Notice).

***

7.	Non-Transferable.

Boeing’s agreement to purchase the Used Aircraft as described herein is provided as a financial accommodation to the Customer in consideration of Customer purchasing the Aircraft and the purchase of the Used Aircraft by Boeing is non-transferable to a third party and requires the continuous operation and ownership of the Used Aircraft by Customer.

8.	Assignment.

Boeing reserves the unrestricted right to transfer or assign all or a portion of its rights, title and interest in the Used Aircraft and its obligations and benefits under any Acquisition Agreement to third parties. Customer shall cooperate with Boeing in complying with reasonable documentation and insurance/indemnity requirements. Boeing agrees that no such transfer or assignment will materially change the duty of or materially increase the burden or risk imposed on Customer.

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BOEING PROPRIETARY

9.	Confidential Treatment

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Rocky E. Weller

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA EASTERN AIRLINES CORPORATION, LTD.

By

Its

CHINA EASTERN AVIATION IMPORT & EXPORT CORPORATION

By

Its

CEA-PA-03746-LA-1207459
Aircraft Trade-In Matters	LA Page 5

BOEING PROPRIETARY